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                                                                 Exhibit 10.19-A

                              FIRST AMENDMENT TO
                          PURCHASE AND SALE AGREEMENT


     This First Amendment to Purchase and Sale Agreement entered into as of September 12, 1997, by and between PGA GOLF DEVELOPMENT, INC. ("Seller"), and VISTANA PSL, INC. ("Purchaser").

                         W  I  T  N  E  S  S  E  T  H:

     Whereas, Seller and Purchaser entered into a Purchase and Sale Agreement ("Vistana Agreement") dated as of August 12, 1997, for the purchase of the Vistana Property, as defined in the Vistana Agreement; and

     Whereas, Seller, as Purchaser, and Callaway Land & Cattle Co. Limited Partnership ("CLC"), as Seller, entered into a Commercial Land Acquisition Agreement (the "CLC Agreement") dated as of August 12, 1997 in connection with the purchase by Seller of the Option Parcel as defined in the Vistana Agreement; and

     Whereas, the Vistana Property is a portion of the Option Property; and

     Whereas, CLC, Seller and Purchaser have agreed that CLC shall transfer and convey directly to Purchaser all of its rights, title and interest in and to the Vistana Property; and

     Whereas, Seller and Purchaser have agreed to extend the Closing.

                         W  I  T  N  E  S  S  E  T  H:

     Now, therefore, for and in consideration of the mutual covenants contained herein and in consideration of the sum of ten ($10) dollars paid by each party to the other, the receipt and sufficiency of same hereby acknowledged, the parties agree as follows:

          1. All terms used herein shall have the same meaning as those used in the Vistana Agreement.

          2. On the date of Closing, CLC shall convey to Purchaser all of CLC's rights, title and interest in and to that certain real property described in Exhibit A attached hereto. All references in the Vistana Agreement to Vistana Property shall mean the land described in Exhibit A attached hereto.

          3. The legal description of the Initial Development Parcel is attached hereto as Exhibit B and made a part hereof.
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          4.   The Closing shall take place on September 17, 1997.

          5. The site plan for the Initial Development Parcel is attached hereto as Exhibit C and made a part hereof.

          6. Except as specifically modified hereby, all terms and conditions of the Vistana Agreement shall remain the same and Seller and Purchaser ratify and confirm such terms and conditions.

          7. This First Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

     Executed as of September 12, 1997 by Seller and Purchaser.


Signed, sealed and delivered        "Seller"
in the presence of:





                                   PGA GOLF DEVELOPMENT, INC., a
                                   Florida corporation





/s/ Christy Perez                   By: /s/ Jim L. Awtrey
-------------------------------        ----------------------------
Print Name: Christy Perez       Name:  Jim L. Awtrey
           --------------------     Its:   President/Chief Executive Officer

-------------------------------
Print Name:
           --------------------

                                    "Purchaser"

                                    VISTANA PSL, INC., a Florida
                                    corporation


/s/ Rose Corbine                    By:/s/ Susan Werth
----------------------------           ---------------------------
Print Name: Rose Corbine            Name:  Susan Werth
           -----------------        Its:  Senior Vice President - Law

/s/ Diana La Pierre
----------------------------
Print Name: Diana La Pierre
           -----------------

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